Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Other Income Net

(in millions)	2018	2017
Equity component of AFUDC	$64	$74
Interest income	15	14
Equity (loss) income - BEL	(1)	4
Net periodic pension cost	(1)	(11)
Net foreign exchange gain (1)	—	26
Other	(17)	9
	$60	$116

(1)	Includes a one-time $21 million unrealized foreign exchange gain on US dollar-denominated affiliate loan in 2017